DocuSign Envelope ID: 35A0A517-8C81-4443-9E98-272B4F7CEC4B

Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

FIRST AMENDMENT TO

STRATEGIC COLLABORATION AND LICENSE AGREEMENT

This FIRST AMENDMENT TO STRATEGIC COLLABORATION AND LICENSE

AGREEMENT (“First Amendment”) effective as of December 14, 2021 (“First Amendment Effective Date”) by and among HANSOH (SHANGHAI) HEALTHTECH CO., LTD., a corporation incorporated under the laws of China having its principal place of business at Room 101, No.287 Xiangke Road and No.1158 Haike Road, China (Shanghai) Pilot Free Trade Zone, China (“Hansoh Healthtech”) and JIANGSU HANSOH PHARMACEUTICAL GROUP COMPANY LTD., a corporation incorporated under the laws of China having its principal place of business at No. 9 Dongjin Road, Huaguoshan Avenue, Lianyuangang, Jiangsu, China (“Jiangsu Hansoh” and together with Hansoh Healthtech, “Hansoh”), and EQRX, INC., a Delaware corporation having its principal place of business at 50 Hampshire St., Cambridge, MA 02139, United States (“EQRx”). Hansoh and EQRx are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Hansoh and EQRx entered into that certain Strategic Collaboration and License Agreement as of July 22, 2020 (the “SCLA”) relating to research, develop, manufacture and commercialize Licensed Compounds and Licensed Products in the EQRx Territory (as defined in the SCLA); and

WHEREAS, the Parties wish amend the SCLA in accordance with the terms set forth in this First Amendment effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.	DEFINITIONS. Unless specifically set forth to the contrary herein, capitalized terms used but not defined herein will have the meanings ascribed to such terms in the SCLA.

2.	AMENDMENTS.

2.1.	Section 3.1 of the SCLA is hereby amended and restated as follows:

Technology Transfer Plan. Within [***] following the Effective Date or any other time mutually agreed by the Parties, the Parties will agree to a written transfer plan (the “Technology Transfer Plan”) setting forth the details and the timing for the transfer by Hansoh to EQRx of [***] to be transferred to EQRx pursuant to Section 3.2 and as set forth on Schedule 3.1(a) (the “Initial Technology Transfer Plan”), [***] to be transferred to EQRx pursuant to Section 3.2 and as set forth on Schedule 3.1(b) (the “Additional Technology Transfer Plan”), and (c) [***] to be transferred to EQRx during the Term pursuant to a mutually agreed upon and amended Technology Transfer Plan.

DocuSign Envelope ID: 35A0A517-8C81-4443-9E98-272B4F7CEC4B

2.2.	Section 9.2 of the SCLA is hereby amended and restated as follows:

Development and Regulatory Milestone Payments. EQRx shall make the [***] non- refundable and non-creditable milestone payments set forth in the table below upon the first achievement of each of the following corresponding milestone event:

Milestone Event	Milestone Payment (US$)	Reduced Milestone Payment (US$) (Subject to Sections 5.3(b) and 9.2)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] only the milestone payments set forth in the “Reduced Milestone Payment” column of the table above will be applicable upon the first achievement of the corresponding milestone event by such Licensed Product and not the milestone payment set forth in the “Milestone Payment” column. For clarity, in the event that there is no milestone payment set forth in the “Reduced Milestone Payment” column of the table above, the milestone payment in the “Milestone Payment” column will be applicable upon the first achievement of the corresponding milestone event.

For clarity, each milestone payment under this Section 9.2: (a) will be owed and payable to Hansoh whether the milestone event triggering such payment was achieved by EQRx or any of its Affiliates or Sublicensees, and (b) is payable only once, upon the first achievement of the applicable milestone event for the first Licensed Product in the EQRx Territory, notwithstanding whether such Licensed Product achieves the same milestone event more than once or whether any subsequent Licensed Product achieves such milestone event. For further clarity, the Milestone Events [***] and the associated Milestone Payments under this Section 9.2 are mutually exclusive, such that if Milestone Event [***] is achieved, Milestone Payment

DocuSign Envelope ID: 35A0A517-8C81-4443-9E98-272B4F7CEC4B

[***] will not become payable in any event, and if Milestone Event [***] is achieved then the Milestone Payment [***] will not become payable in any event.

EQRx will promptly provide Hansoh with written notice of the achievement of any milestone event in this Section 9.2, in any event within [***] after the achievement of the applicable milestone event by EQRx or any of its Affiliates, or within [***] after the achievement of the applicable milestone event by a Sublicensee. Hansoh will invoice EQRx following receipt of such written notice [***] and EQRx will pay the associated milestone payment within [***] of the receipt of such invoice. Such payment will be made by wire transfer of immediately available funds into an account designated by Hansoh unless otherwise instructed by Hansoh.

2.3.SCHEDULE 3.1 of the SCLA is hereby deleted and replaced with SCHEDULE 3.1(a) and SCHEDULE 3.1(b) annexed hereto as ANNEX 1.

2.4.Except to the extent modified herein, the terms and conditions of the SCLA will remain in full force and effect.

3.	MISCELLANEOUS.

3.1.	This First Amendment will be construed and the respective rights of the Parties determined in accordance with the substantive Laws of the State of New York, notwithstanding any provisions of New York Laws or any other Laws governing conflicts of laws to the contrary. Each Party, and its Affiliates, disclaims any reliance on any representation, act or omission other than what is expressly set forth in this First Amendment.

3.2.	The provisions of Section 15.1 (Dispute Resolution), Section 16.10 (Severability), Section 16.4 (No Strict Construction; Headings), Section 16.5 (Interpretation), Section 16.12 (Independent Contractors) and Section 16.13 (Counterparts) of the SCLA are incorporated herein by reference as though set forth herein, mutatis mutandis. For the avoidance of doubt this Section 3.2 of the First Amendment does not amend such Sections of the SCLA.

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DocuSign Envelope ID: 35A0A517-8C81-4443-9E98-272B4F7CEC4B

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives as of the First Amendment Effective Date.

HANSOH (SHANGHAI) HEALTHTECH CO., LTD.

EQRX, INC.

By:[***] By:/s/ Melanie Nallicheri

[***]

Name:

Name:Melanie Nallicheri

Title:

[***]

Title:President & CEO

JIANGSU HANSOH PHARMACEUTICAL GROUP COMPANY LTD.

By: [***]

Name:

[***]

Title:

[***]

DocuSign Envelope ID: 35A0A517-8C81-4443-9E98-272B4F7CEC4B

ANNEX 1 SCHEDULE 3.1(a)

INITIAL TECHNOLOGY TRANSFER PLAN

[***]

SCHEDULE 3.1(b)

ADDITIONAL TECHNOLOGY TRANSFER PLAN

[***]